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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 21, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement dated as of April 1, 1997 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-S5)


                 Residential Funding Mortgage Securities I, Inc.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                   333-4846                  75-2006294
         --------                   --------                  ----------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
of Incorporation)                  File Number)         Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                  55437
 ----------------------                                  -----
 (Address of Principal                                   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

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


Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  23. Consent of Coopers & Lybrand L.L.P., independent auditors of Financial Security Assurance Inc. ("Financial Security") with respect to the incorporation by reference in the Registrant's Prospectus Supplement dated April 21, 1997, relating to the Mortgage PassThrough Certificates, Series 1997-S5, of
(a) their report dated January 24, 1997 on the audit by Coopers & Lybrand, L.L.P. of the consolidated financial statements of Financial Security and its subsidiaries as of December 31, 1996 and 1995 and for each of the three year in the period ended December 31, 1996 and (b) with respect to the reference to their firm under the caption "Experts."

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC.


                                       By:    /s/ Randy Van Zee
                                              ----------------------------
                                       Name:  Randy Van Zee
                                       Title: Vice President


Dated:  April 21, 1997

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC.


                                       By:
                                              ----------------------------
                                       Name:
                                       Title: Vice President

Dated:  April 21, 1997